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                                                                   EXHIBIT 10.75


                              AMENDMENT NO. 4 TO
             THE MATTEL, INC. 1997 PREMIUM PRICE STOCK OPTION PLAN


     The Mattel, Inc. 1997 Premium Price Stock Option Plan (the "Plan") is hereby amended, effective as of November 9, 2000, as set forth below.

     Section 9.2 of the Plan is hereby amended by adding the following at the end of such Section:

          Furthermore, in the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of stock options, such as a system using an internet website or interactive voice response, then the paperless exercise of Options by Participants may be permitted through the use of such an automated system, subject to appropriate limitations on exercises by Insiders.


                           *           *           *

     IN WITNESS WHEREOF, the Company has caused this Amendment No. 4 to the Plan to be executed, effective as set forth above.

                                MATTEL, INC.


                                By:  /s/ Alan Kaye
                                    --------------------------------------------
                                Name:   Alan Kaye
                                Title:  Senior Vice President, Human Resources